UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 16, 2003

Date of Report (date of earliest event reported)

TIBCO Software Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-26579	77-0449727
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3303 Hillview Avenue

Palo Alto, California 94304-1213

(Address of principal executive offices)

(650) 846-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release of TIBCO Software Inc. dated September 16, 2003.

Item 12.	Results of Operations and Financial Condition.

On September 16, 2003, TIBCO Software Inc. issued a press release entitled “TIBCO Software Reports Third Quarter Financial Results,” the text of which is furnished as Exhibit 99.1 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIBCO SOFTWARE INC.

Date:	September 16, 2003	By:	/s/ CHRISTOPHER G. O’MEARA
		Name:	Christopher G. O’Meara
		Title:	Executive Vice President, Finance & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of TIBCO Software Inc. dated September 16, 2003.